EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Micro Imaging Technology, Inc. (formerly, Electropure, Inc.) (the “Company”) on Form 10-Q for the nine months ended July 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey G. Nunez, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

/s/ Jeffrey G. Nunez
Jeffrey G. Nunez
President and Chief Executive Officer

September 9, 2013